Equity One

                                  Securitization Pool



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                                      ----------

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                                    WACHOVIA
                                   SECURITIES
                                     [LOGO]

FICO SCORE     Note: Cells in red font are calculations.
----------

                                                                                                 COLLATERAL CUTS FOR SUBPRIME POOL
------------------------------------------------------------------------------------------------------------------------------------
FICO                   Total Balance      LTV     Adjusted Balance[1]   WA LTV   WA DTI   WA FICO % SFD/ PUD % Owner % Full %Cashout
                    Amount        %[2]          Amount            %[2]                                         Occ    Doc      Ref
------------------------------------------------------------------------------------------------------------------------------------
FICO NA               0.00       0.00%  > 65.0            0.00   0.00%        0        0       0          0      0       0         0
0 - 499.99       52,429.58       0.10%  > 65.0       52,429.58   0.10%      100       38     345          0    100     100         0
500 - 549.99    495,423.82       0.90%  > 70.0      459,180.92   0.83%   83.729   40.855     533       89.8    100   89.18     82.04
550 - 574.99  1,264,340.81       2.29%  > 70.0      943,091.47   1.71%   78.822   41.459     565      89.14    100   82.23     90.77
575 - 599.99  3,271,295.13       5.94%  > 70.0    2,705,942.94   4.91%   80.632   40.614     587      91.32  97.24   90.38     87.35
600 - 619.99  5,534,645.98      10.04%  > 70.0    4,915,105.65   8.92%   86.148   40.385     610      87.24    100   86.18     77.69
620 - 649.99 20,104,105.94      36.48%  > 80.0   17,147,334.35  31.11%   93.548   42.456     634      93.08  99.61   90.46     72.17
650 - 679.99 13,640,328.09      24.75%  > 80.0   11,826,749.15  21.46%       94   42.731     663       88.9   99.5   90.42     64.95
680 - 699.99  4,520,846.12       8.20%  > 85.0    3,262,496.16   5.92%   92.233   42.424     689      88.45  99.34   83.57     67.74
700 - 749.99  4,911,562.82       8.91%  > 85.0    4,057,064.63   7.36%   93.559   41.537     718      88.94  98.26   91.64     64.07
750 - 799.99  1,239,288.86       2.25%  > 85.0      789,333.49   1.43%   88.886   38.603     768      87.28  97.75   87.93     55.25
800 +            79,430.32       0.14%  > 85.0       79,430.32   0.14%      100   42.182     810        100    100     100      56.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL        55,113,697.47     100.00%           46,238,158.66  83.90%   91.528   41.994     648      90.27  99.31   89.32      70.8
------------------------------------------------------------------------------------------------------------------------------------

       FICO: Average     648           Min:      345          Max:     813
                     ------------          ---------------        ------------

DEBT TO INCOME (DTI) RATIO
--------------------------

------------------------------------------------------------------------------------------------------------------------------------
DTI                  Total Balance      LTV     Adjusted Balance[1]   WA LTV   WA DTI   WA FICO % SFD/ PUD % Owner % Full %Cashout
                    Amount        %[2]          Amount            %[2]                                         Occ    Doc    Ref
------------------------------------------------------------------------------------------------------------------------------------
<= 20             991,811.18     1.80%  < 550              0.00   0.00%   77.53  14.673    626      95.01      100   82.24   83.95
20.001 - 25.00   1,024,133.87    1.86%  < 550              0.00   0.00%   86.17  23.526    659      93.32    98.06   83.48   65.44
25.001 - 30.00   3,327,451.94    6.04%  < 575         58,790.87   0.11%   89.32  28.071    657      92.96    95.91   85.13   72.41
30.001 - 35.00   5,196,165.78    9.43%  < 575        344,505.58   0.63%   89.24  33.076    643      91.57    99.22   78.13   74.81
35.001 - 40.00   8,485,499.52   15.40%  < 600        730,556.90   1.33%   90.11  38.111    651      93.09      100   94.18   71.92
40.001 - 45.00  13,196,634.55   23.94%  < 625      2,904,900.76   5.27%   92.27  43.247    648      91.83    99.83   85.94   72.68
45.001 - 50.00  19,016,367.73   34.50%  < 650     10,434,132.66  18.93%   93.21  48.076    649      86.41    99.67   92.45   69.37
50.001 - 55.00   3,817,605.15    6.93%  < 675      3,160,645.05   5.73%   93.86  52.026    644      91.57    97.42   96.73   60.19
55+                 58,027.75    0.11%  < 700         35,924.08   0.07%   93.01  61.262    643        100      100     100   61.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           55,113,697.47  100.00%            17,669,455.90  32.06%   91.53  41.994    648      90.27    99.31   89.32    70.8
------------------------------------------------------------------------------------------------------------------------------------

        DTI: Average    41.994         Min:      2.95          Max:  69
                     ------------           ---------------        ------------

LOAN TO VALUE (LTV) RATIO
-------------------------

                                                                                                            731333807.4  69.123621
------------------------------------------------------------------------------------------------------------------------------------
LTV                  Total Balance      LTV     Adjusted Balance[1]   WA LTV   WA DTI   WA FICO % SFD/ PUD % Owner % Full %Cashout
                    Amount        %[2]          Amount     %[2]                                               Occ    Doc    Ref
------------------------------------------------------------------------------------------------------------------------------------
( 60.00         1,571,939.07     2.85%  > 50        0.00   0.00%      50.181      34.63    633      82.67   92.98   66.37   95.04
60.01 - 70.00     2102672.52     3.82%  > 50  244,393.04   0.44%      66.738     41.806    632      87.58   96.31    70.8   87.38
70.01 - 80.00     6905473.67    12.53%  > 50   200035.05   0.36%      77.497     40.213    638      85.29   98.43   69.24   78.36
80.01 - 85.00     3916020.88     7.11%  > 50   100065.76   0.18%      83.768     39.289    637      87.68     100   64.81   93.82
85.01 - 90.00     5139290.21     9.32%  > 50   539881.55   0.98%      89.274     42.015    628      87.49   99.56   95.59      91
90.01 - 95.00      5826145.5    10.57%  > 50   667859.14   1.21%      94.159     42.466    648      92.04     100   99.04   77.58
95.01 - 100.00   29652155.62    53.80%  > 50  2123398.36   3.85%      99.643     43.073    658       92.5   99.79   96.77    58.7
100+                       0     0.00%  > 50           0   0.00%           0          0      0          0       0       0       0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL          55,113,697.47   100.00%         3875632.9   7.03%      91.528     41.994    648      90.27   99.31   89.32    70.8
------------------------------------------------------------------------------------------------------------------------------------

   LTV: Average   91.528        Min:     36           Max:   100
               ------------            ----------         --------

[1] Balance of the collateral cut combined with second  qualifier,  i.e.  (LTV),
--------------------------------------------------------------------------------
FICO, DTI etc. All other cuts except the adjusted  balance are only for the main
--------------------------------------------------------------------------------
bucket
--------------------------------------------------------------------------------
[2]  Percent of the  Aggregate  Principal  Balance -  calculated  automatically.
--------------------------------------------------------------------------------

Strats for Subprime - seconds1

PRINCIPAL BALANCE
-----------------

----------------------------------------------------------------------------------------------------------------------------
Scheduled Principal         Total Balance     WA FICO    WA LTV    WA DTI   % SFD/PUD     % Owner   % Cashout     %Full Doc
Balance                Amount         %[2]                                                    Occ       Ref
----------------------------------------------------------------------------------------------------------------------------
0 - $50K           33,058,168.01      59.98%    647      92.669  41.776       90.57      99.12        67.9      94.08
$51 - $200K        22,055,529.46      40.02%    650      89.816   42.32       89.84      99.59       75.14      82.19
$200.1 - $250K              0.00       0.00%      0           0       0           0          0           0          0
$250.1 - $300K              0.00       0.00%      0           0       0           0          0           0          0
$300.1 - $400K              0.00       0.00%      0           0       0           0          0           0          0
$400.1 - $500K              0.00       0.00%      0           0       0           0          0           0          0
$500.1 - $600K              0.00       0.00%      0           0       0           0          0           0          0
$600.1 - $700K              0.00       0.00%      0           0       0           0          0           0          0
$700.1 - $800K              0.00       0.00%      0           0       0           0          0           0          0
$800.1 - $900K              0.00       0.00%
$900.1 - $1000K             0.00       0.00%
>$1000K                     0.00       0.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL                55113697.47     100.00%    648      91.528  41.994       90.27      99.31        70.8      89.32
----------------------------------------------------------------------------------------------------------------------------

Principal Balance: Average 39,198.93    Min: 10,002.92       Max: 199,061.80
                          ------------       -----------          ------------
DOCUMENTATION TYPE
------------------

------------------------------------------------------------------------------------------------------------------------
Doc Type                    Total Balance               WA FICO       WA LTV   WA DTI   % SFD/PUD      % Owner   % Cashout
                          Amount       %[2]                                                             Occ       Ref
------------------------------------------------------------------------------------------------------------------------
Full Doc            49,227,875.18     89.32%               648         92.976  42.301       91.12      99.45       69.45
Stated Doc          5,323,167.03       9.66%               648         78.604  40.333       82.55      97.93       83.09
Limited Doc                    0       0.00%                 0              0       0           0          0           0
NINA                           0       0.00%                 0              0       0           0          0           0
Other                 562,655.26       1.02%               640         87.083  30.866       89.57        100       72.17
------------------------------------------------------------------------------------------------------------------------
TOTAL                55113697.47     100.00%               648         91.528  41.994       90.27      99.31        70.8
------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE
-------------

-------------------------------------------------------------------------------------------------------------------------
Property Type               Total Balance               WA FICO    WA LTV   WA DTI       % Owner    % Cashout   %Full Doc
                          Amount       %[2]                                                Occ          Ref
-------------------------------------------------------------------------------------------------------------------------
Single Family      49,753,310.75         90%               648         91.904  41.821       99.68       71.1       90.16
PUD                            0          0%                 0              0       0           0          0           0
Townhouse              75,139.63          0%               659         98.932  41.138         100      53.38         100
2 - 4 Family        3,093,104.82          6%               648          84.25   43.26       94.18      82.08        74.8
Condo               2,090,344.57          4%               653         92.985  44.054       98.06      48.67       92.27
Manufactured                   0          0%                 0              0       0           0          0           0
Other                 101,797.70          0%               635         93.117  46.103         100      45.88       54.12
-------------------------------------------------------------------------------------------------------------------------
TOTAL                55113697.47        100%               648         91.528  41.994       99.31       70.8       89.32
-------------------------------------------------------------------------------------------------------------------------

PRIMARY MORTGAGE INSURANCE
--------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance              Total Balance          WA FICO     WA LTV    WA DTI     % Owner      % Cashout  %Full Doc Is MI down
                            Amount       %[2]                                           Occ          Ref                  to 60 LTV
------------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI               0     0.00%                 0              0       0           0          0
Loans >80 LTV w/o MI 44,533,612.21    80.80%               651         96.333  42.539       99.81      67.99       94.12          0
Other                10,580,085.26    19.20%               636           71.3    39.7        97.2      82.63       69.12          0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  55113697.47   100.00%               648         91.528  41.994       99.31       70.8       89.32          0
------------------------------------------------------------------------------------------------------------------------------------

Strats for Subprime - seconds1

                                                                     Page 3 of 3
LOAN PURPOSE
------------

-------------------------------------------------------------------------------------------------------------------
Loan Purpose                   Total Balance               WA FICO     WA LTV   WA DTI    % SFD/PUD   % Owner Occ
                          Amount           %[2]
-------------------------------------------------------------------------------------------------------------------
Debt Consolidation                       0.00%                 0              0       0           0          0
Refinance - Cashout    39,018,917.93    70.80%               645          89.65  41.692       90.66      99.18
Purchase               12,382,277.76    22.47%               660          97.17  42.661       89.15       99.5
Refinance - Rate Term   3,712,501.78     6.74%               647         92.443  42.941       89.94        100
Other                                    0.00%                 0              0       0           0          0
-------------------------------------------------------------------------------------------------------------------
TOTAL                    55113697.47    100.00%               648         91.528  41.994       90.27      99.31
-------------------------------------------------------------------------------------------------------------------

FIXED VS. FLOATING COLLATERAL
-----------------------------

------------------------------------------------------------------------------------------------------------------------------------
Lien Status                Total Balance       WA FICO    WA LTV   WA DTI    % SFD/PUD     % Owner    % Cashout  Index    Margin
                          Amount       %[2]                                                   Occ         Ref
------------------------------------------------------------------------------------------------------------------------------------
Fixed              55,113,697.47     100.00%       648      91.528  41.994       90.27      99.31        70.8      89.32          0
Floating                    0.00       0.00%         0           0       0           0          0           0          0          0
2/28                        0.00       0.00%         0           0       0           0          0           0          0          0
3/27                        0.00       0.00%         0           0       0           0          0           0          0          0
Other                       0.00       0.00%         0           0       0           0          0           0          0          0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              55,113,697.47     100.00%       648      91.528  41.994       90.27      99.31        70.8      89.32          0
------------------------------------------------------------------------------------------------------------------------------------

LIEN STATUS
-----------

-----------------------------------------------------------------------------------------------------------------------
Lien Status                Total Balance        WA FICO      WA LTV   WA DTI   % SFD/ PUD      % Owner   % Cashout
                       Amount         %[2]                                                       Occ        Ref
-----------------------------------------------------------------------------------------------------------------------
First Lien                  0.00       0.00%           0        0       0           0          0           0
Second Lien        55,113,697.47     100.00%         648   91.528  41.994       90.27      99.31        70.8
Third Lien                  0.00       0.00%           0        0       0           0          0           0
-----------------------------------------------------------------------------------------------------------------------
TOTAL                55,113,697.47   100.00%           0        0       0           0          0           0
-----------------------------------------------------------------------------------------------------------------------


OCCUPANCY STATUS
----------------

-----------------------------------------------------------------------------------------------------------------------
Occupancy Type               Total Balance       WA. FICO   WA LTV   WA DTI    % SFD/ PUD      % Owner    % Cashout
                          Amount       %[2]                                                      Occ          Ref
-----------------------------------------------------------------------------------------------------------------------
Primary Residence  54,733,370.76      99.31%        648         91.685   42.02       90.61        100       70.71
Second Home           117,844.98       0.21%        690         88.604  40.831       65.61          0       47.66
Investment                  0.00       0.00%          0              0       0           0          0           0
Non-owner             262,481.73       0.48%        641         60.038  37.006       31.36          0         100
Other                          0       0.00%          0              0       0           0          0           0
-----------------------------------------------------------------------------------------------------------------------
TOTAL                55113697.47     100.00%        648         91.528  41.994       90.27      99.31        70.8
-----------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY
------------------

----------------------------------------------------------------------------------------------------------------------------
Prepayment Charges         Total Balance      # of Loans     WA FICO   WA LTV     WA DTI  % SFD/ PUD    % Owner   % Cashout
Term at Orgination      Amount        %[2]                                                                 Occ      Ref
----------------------------------------------------------------------------------------------------------------------------
0 Months            16,028,614.37     29.08%       462          645  91.021      40.606      91.58       98.78      58.39
12 Months            4,652,755.25      8.44%        90          639  86.371      43.251      76.98       98.97      85.48
24 Months            7,716,969.32     14.00%       177          648  94.446      43.628      92.96         100      56.17
36 Months           19,971,503.11     36.24%       501          648  90.972      42.045      89.32       99.32      81.25
60 Months            6,633,619.34     12.04%       173          663   94.72      42.402      96.02         100      75.56
Other                  110,236.08      0.20%         3          671  87.185      42.471        100         100        100
----------------------------------------------------------------------------------------------------------------------------
TOTAL                55113697.47     100.00%      1406          648  91.528      41.994      90.27       99.31       70.8
----------------------------------------------------------------------------------------------------------------------------

Strats for Subprime - seconds1

                                                             Page 4 of 3
SECTION 32 LOANS

-----------------------------------------------------------------------------------------------------------------------
                             Total Balance       WA FICO      WA LTV   WA DTI   % SFD/ PUD     % Owner    % Cashout
                          Amount       %[2]                                                       Occ        Ref
-----------------------------------------------------------------------------------------------------------------------
Section 32 Loans               0          0%
-----------------------------------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------------------------------


GA % AND TOP 5 STATES                       TOP 5 ORIGINATORS                 SERVICERS
---------------------                       -----------------                 ---------
State                       %[2]             Originator             %[2]      Servicer          %[2]
---------------------------------           ----------------------------      ----------------------
GEORGIA                    0.00%            Equity One           100.00%
---------------------------------           ----------------------------
CA                        18.71%
---------------------------------
FL                         5.61%
---------------------------------
NY                         9.17%
---------------------------------
PA                         4.67%
---------------------------------
MA                         6.17%
---------------------------------


STRESS ANALYSIS
---------------

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                  ---------------------------------------------------------------------
                                Breakeven CDR                   Cumulative Losses
---------------------------------------------------------------------------------------
                        25 CPR    40 CPR     60 CPR      25 CPR     40 CPR     60 CPR
---------------------------------------------------------------------------------------
         AA
---------------------------------------------------------------------------------------
         A
---------------------------------------------------------------------------------------
        BBB
---------------------------------------------------------------------------------------
        BBB-
---------------------------------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                  ---------------------------------------------------------------------
                    Multiple of Default Ramp                   Cumulative Losses
---------------------------------------------------------------------------------------
                       25 CPR    40 CPR      60 CPR      25 CPR     40 CPR    60 CPR
---------------------------------------------------------------------------------------
         AA
---------------------------------------------------------------------------------------
         A
---------------------------------------------------------------------------------------
        BBB
---------------------------------------------------------------------------------------
        BBB-
---------------------------------------------------------------------------------------



Strats for Subprime - seconds1